UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 7, 2006

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         1-15062                         13-4099534
      --------                        -------                         ----------
(State or Other Jurisdiction    (Commission File Number)           (IRS Employer
of Incorporation)                                            Identification No.)

                One Time Warner Center, New York, New York 10019
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
                                  -------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On December 7, 2006, Time Warner Cable Inc., a Delaware corporation ("TWC") and a subsidiary of Time Warner Inc., a Delaware corporation ("Time Warner"), filed Amendment No. 1 to the registration statement on Form S-1 (the "TWC Registration Statement") with the Securities and Exchange Commission (the "Commission") in connection with a proposed initial public offering of TWC's Class A common stock. As previously reported, the TWC Registration Statement was initially filed with the Commission on October 18, 2006. All of the shares of the Class A common stock that will be registered pursuant to the TWC Registration Statement are being sold by Adelphia Communications Corporation, the selling stockholder, and neither TWC nor Time Warner will receive any proceeds from the proposed offering.

The information included in this report, including the information in Amendment No. 1 to the TWC Registration Statement attached as Exhibit 99.1, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is being "furnished" to the Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), except as expressly set forth by specific reference in such a filing.

This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offering, solicitation or sale would be unlawful.


Caution Concerning Forward-Looking Statements

This report includes certain  forward-looking  statements  within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Such forward-looking statements include, but are not limited to, statements about future financial and operating results of TWC; the plans, objectives, expectations and intentions of Time Warner and TWC; and other statements that are not historical facts. These statements are based on the current expectations and beliefs of the management of Time Warner and TWC, and are subject to uncertainty and changes in circumstances.

Time Warner cautions readers that any forward-looking information is not a guarantee of future performance and that actual results may vary materially from those expressed or implied by the statements herein, due to changes in economic, business, competitive, technological, strategic or other regulatory factors, as well as factors affecting the operations of TWC. More detailed information about certain of these and other factors may be found in filings by Time Warner with the Commission, including its most recent Annual Report on Form 10-K, as amended, in the section entitled "Risk Factors and Caution Concerning Forward-Looking Statements." Time Warner is under no obligation to, and expressly disclaims any obligation to, update or alter the forward-looking statements contained in this document, whether as a result of new information, future events, or otherwise.


Item 9.01  Financial Statements and Exhibits.


Exhibit        Description
------         -----------

99.1 Amendment No. 1 to the Registration Statement of Time Warner Cable Inc. ("TWC")(incorporated by reference to Amendment No. 1 to the Registration Statement on Form S-1 filed by TWC with the Securities and Exchange Commission on December 7, 2006 (File No. 333-138052)).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TIME WARNER INC.


                                         By: /s/ Wayne H. Pace
                                             -----------------------------------
                                             Name:  Wayne H. Pace
                                             Title:  Executive Vice President
                                                     and Chief Financial Officer

  Date:  December 7, 2006

                                  EXHIBIT INDEX



Exhibit        Description
-------        -----------

99.1 Amendment No. 1 to the Registration Statement of Time Warner Cable Inc. ("TWC") (incorporated by reference to Amendment No. 1 to the Registration Statement on Form S-1 filed by TWC with the Securities and Exchange Commission on December 7, 2006 (File No. 333-138052)).